SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2004

SHOPKO STORES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10876	41-0985054
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

700 Pilgrim Way

Green Bay, Wisconsin 54304

(Address of principal executive offices)

Registrant’s telephone number, including area code: (920) 429-2211

Item 5.  Other Events.

On August 3, 2004, ShopKo Stores, Inc. (the “Company”) issued a press release announcing the resignation of Jeffrey C. Girard as the Vice Chairman, Finance and Administration and a member of the Board of Directors of the Company.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.

Description

    99.1

Press Release dated August 3, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPKO STORES, INC.

Date: August 3, 2004	/s/ Steven R. Andrews
Steven R. Andrews
Senior Vice President, Law and
Human Resources, General Counsel

EXHIBIT INDEX

Exhibit No.

Description

    99.1

Press Release dated August 3, 2004.